UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    June 17, 2005 (June 13, 2005)

ALLIED HEALTHCARE INTERNATIONAL INC.

(Exact Name of Registrant as Specified on its Charter)

1-11570 (Commission File Number)	13-3098275 (IRS Employer Identification Number)

                                               New York

(State or Other Jurisdiction of Incorporation or Organization)

        555 Madison Avenue, New York, New York 10022

(Address of Principal Executive Offices)

                                    (212) 750-0064

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

____   Written communications pursuant to Rule 425 under the Securities Act.

____   Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

____   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

____   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 8.01        OTHER ITEMS

On June 13, 2005, Allied Healthcare International Inc. issued a press release announcing that one of its subsidiaries, Allied Oxycare/Medigas, was awarded a contract to provide home oxygen therapy service in two of the ten National Health Service home oxygen service regions in England. A copy of the press release is attached.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

       (c)        Exhibits.

    99.1        Allied Healthcare International Inc. Press Release dated June 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2005

ALLIED HEALTHCARE INTERNATIONAL INC.
By:	/s/ Marvet Abbassi
Name: Marvet Abbassi Title: Financial Controller

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Allied Healthcare International Inc. Press Release dated June 13, 2005.